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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  APRIL 4, 2002
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                           SABRE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                     1-12175                   75-2662240
       (STATE OR OTHER           (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                               IDENTIFICATION NO.)



                                3150 SABRE DRIVE
                             SOUTHLAKE, TEXAS 76092
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (682) 605-1000



                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         1.1 Underwriting Agreement, dated as of April 4, 2002, among Sabre Holdings Corporation and the underwriters named therein, relating to the offering of 8,200,000 shares of Class A common stock, par value $.01, of Sabre Holdings Corporation.

         5.1 Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas, as to the validity of the securities being offered.

         23.1     Consent of Gibson, Dunn & Crutcher LLP, Dallas, Texas (see
                  Exhibit 5.1).

         23.3     Consent of Ernst & Young LLP.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SABRE HOLDINGS CORPORATION


DATE:    April 4, 2002                        By:      /s/ James F. Brashear
                                                 -------------------------------
                                                       James F. Brashear
                                                       Corporate Secretary


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            EXHIBIT
------            -------

1.1 Underwriting Agreement, dated as of April 4, 2002, among Sabre Holdings Corporation and the underwriters named therein, relating to the offering of 8,200,000 shares of Class A common stock, par value $.01, of Sabre Holdings Corporation.

5.1 Opinion of Gibson, Dunn & Crutcher LLP, Dallas, Texas, as to the validity of the securities being offered.

23.1              Consent of Gibson, Dunn & Crutcher LLP, Dallas, Texas (see
                  Exhibit 5.1).

23.3              Consent of Ernst & Young LLP.


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